UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24 2018, Blonder Tongue Laboratories, Inc. (the "Company") issued a press release announcing the appointment of Bruce A. Gureck as the Company's Executive Vice President and Chief Operating Officer.

In connection with his employment, Mr. Gureck will receive a base salary of $300,000 per year, and will be eligible to participate in the Company's Executive Officer Salary Bonus Plan, subject to the terms of such plan, as determined by the Compensation Committee of the Board of Directors. He will also receive a signing bonus of  $50,000, payable in installments over time through December 2018.  In addition to the cash compensation and signing bonus, Mr. Gureck will be granted an inducement award (as contemplated by Section 711(a) of the NYSE American Company Guide) of 400,000 shares of restricted common stock of the Company, with 100,000 shares vesting on each of the first four one-year anniversaries of his first day of employment with the Company, subject to accelerated vesting in the event of a change in control of the Company. Such inducement award was not issued pursuant to any of the Company's existing equity incentive plans.  He will also be eligible to participate in other Company benefit plans and programs generally available to Company officers and/or employees.

There are no arrangements or understandings between Mr. Gureck and any other persons, pursuant to which he was appointed as an officer of the Company, no family relationships among any of the directors or executive officers of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the complete text of the Letter Agreement, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing Mr. Gureck's appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Letter Agreement between Blonder Tongue Laboratories, Inc. and Bruce A. Gureck.

99.1	Press Release dated April 24, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer
Date: April 24, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between Blonder Tongue Laboratories, Inc. and Bruce A. Gureck.

99.1	Press Release dated April 24, 2018.

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